Exhibit 10.2

NAME

SBM FINANCIAL, INC.

NONSTATUTORY STOCK OPTION PURCHASE AGREEMENT

(Equity Incentive Plan)

THIS AGREEMENT is entered into by and between SBM Financial, Inc., a Maryland corporation with its principal office at 190 Water Street, Gardiner, ME 04345 (hereinafter the ”Company”), and the undersigned director of the Company (hereinafter the ”Optionee”).

WHEREAS, the Optionee renders important services to the Company of the type specified on the signature page below (such services are defined in the Equity Incentive Plan (the “Plan”) as “ Continuous Service”), and the Company desires to grant a nonstatutory stock option to the Optionee;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Grant, Exercisability and Term of Option.

(a) The Company hereby grants to the Optionee pursuant to the Equity Incentive Plan (the ”Plan”), a copy of which is attached as Exhibit 1, the option (the “Option”) to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (“Shares”) of the common stock, $0.01 par value, (“Common Stock”) of the Company set forth on the signature page below at the purchase price per Share so set forth (the “Option Price”). The date of grant of this Option (the “Grant Date”) is set forth on the signature page of this Agreement.

(b) This Option may be exercised only as to Shares which are “Vested Shares”, as defined in Section 5, at the time of exercise, and such exercise is subject to all of the other restrictions provided in Section 5 including the time period set forth therein . Only whole Shares may be purchased pursuant to this Option.

2. Conditions and Limitations.

(a) The Option is granted on the condition that the purchase of shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the Option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such Shares may be resold without registration. At the time of the exercise of the Option or any installment thereof, the Optionee will execute a Nonqualified Stock Option Exercise Form in the form attached as Exhibit 2 and such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee’s familiarity with restrictions on the resale of the Shares under applicable securities laws, and the Company may stamp such legend on the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

(b) The Company will furnish upon request of the Optionee copies of the charter (“Charter”), and bylaws of the Company, as amended (the “Bylaws”), such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with exercise of this Option (and such other financial and other information concerning the Company as may be required to be delivered to Optionees from time to time pursuant to applicable laws).

(c) The Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in Section 4 the Option shall be exercisable during the lifetime of the Optionee by the Optionee only. Notwithstanding the foregoing, however, if the Optionee is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Optionee’s affairs, the guardian or conservator (or other similar person) may exercise the Option on behalf of the Optionee, provided that such exercise is made within the time limits prescribed herein.

(d) The Option granted in this Agreement is subject to the terms, conditions and definitions of the Plan. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of the Plan shall govern. Capitalized terms not otherwise defined herein shall have the meanings defined in the Plan. The Optionee hereby accepts this Option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board, as defined in the Plan, shall be final, binding and conclusive upon the Optionee and the Optionee’s heirs and transferees.

(e) In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or market system or to register under the Securities Act of 1933 or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the Securities Act of 1933 under the rules and regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify the Optionee to that effect and no Shares shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing, or exemption to become and remain effective.

3. Exercise of Option; Withholding Taxes.

(a) Written notice of the exercise of the Option or any installment thereof shall be given to the Company in the form attached as Exhibit 2, specifying the number of shares for which the Option is exercised and accompanied by (i) payment in full of the Option Price or (ii) if the Common Stock is registered under the Exchange Act, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with this Section of the amount necessary to pay the aggregate exercise price. Payment shall be made (a) in cash, (b) by check, or (c) by such other consideration and method of payment approved by the Board.

(b) The Company’s obligation to deliver Shares upon exercise of an Option shall be subject to the Optionee’s satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the Option. Payment of withholding taxes may be made (i) by cash, (ii) by check, or (iii) by such other method of payment approved by the Board.

4. Termination of Option. In the event that the Optionee ceases to perform Continuous Service for the Company or any parent or subsidiary of the Company (collectively, the “Company Group”) at any time prior to the exercise of this Option in full, this Option shall terminate according to the following provisions:

(a) If the Optionee ceases to perform Continuous Service for any reason other than death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the ”Code”)), the Optionee may at any time within a period of 90 days after the date of such cessation of Continuous Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(b) If the Optionee ceases to perform Continuous Service because of disability (as defined in Section 22(e)(3) of the Code), the Optionee may at any time within a period of 180 days after the date of such cessation of Continuous Service exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(c) If the Optionee ceases to perform Continuous Service because of death, the Option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of 180 days after the Optionee’s death by the person or persons to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that this Option may not be exercised to any extent by anyone after the date of its expiration.

5. Exercisability of Option. So long as the Optionee performs Continuous Service, this Option may be exercised at any time after the Vesting Date specified on the signature page below. Shares as to which this Option may be exercised at any time are herein referred to as “Vested Shares”.

The right of exercise shall be cumulative so that to the extent the Option is not exercised it shall continue to be exercisable, in whole or in part, with respect to all unpurchased Vested Shares until the earlier of the tenth anniversary of the Grant Date or the termination of this Option under Section 4 hereof or the Plan.

In the event of a Change in Control (as defined in the Plan), your Option under this Agreement will automatically and individually vest to the extent not then vested.

6. “Market Stand Off” Agreement.

(a) The Optionee, if requested by the Company or any managing underwriter of the Company’s securities, shall agree not to sell or otherwise transfer or dispose of any shares of the Company held by the Optionee during the period up to 180 days, as requested by the Company or such underwriter, following the effective date of a registration statement of the Company filed under the Securities Act of 1933 (except for any Company securities held by the Optionee sold pursuant to such registration statement). Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b) The provisions contained in this Section 6 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Optionee, or any member of the immediate family of the Optionee, including for this purpose the undersigned’s spouse, domestic partner, parents, parents-in-law, issue, nephews, nieces, god-children, brothers, brothers-in-law, sisters, sisters-in-law, children-in-law and grandchildren-in-law, provided that such transferee agrees in writing to be subject to the terms of this Agreement.

7. Notices. All notices or demands given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by certified or registered mail, postage prepaid, addressed to the Company at its principal office or to the Optionee (or the Optionee’s legal representatives) at the address stated in the Optionee’s (or their) notice or at the Optionee’s address appearing on the books of the Company.

8. No Service Commitment; Tax Treatment. Nothing herein contained shall be deemed to be or constitute an agreement or commitment by the Company or any other member of the Company Group to continue the Optionee in Continuous Service. The Option granted hereunder is not intended to qualify as an incentive stock option under Section 422 of the Code, and the Company makes no representation about the tax treatment to the Optionee with respect to receipt or exercise of the Option or acquiring, holding or disposing of the Shares. The Optionee represents that the Optionee has had the opportunity to discuss such treatment with the Optionee’s tax adviser. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised.

9. Adjustment in Shares. In the event of any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Grant Date, the number of shares of Common Stock deliverable upon the exercise of this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Option Price to reflect such subdivision, combination or stock dividend. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation after the Grant Date the number and kind of Shares subject to this Option and the Option Price thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

10. Restrictions on Transfer. Any restrictions on transfer of shares of the capital stock of the Company contained in the Charter or Bylaws of the Company shall also apply to the Shares.

11. Miscellaneous. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland applicable to contracts made in and to be wholly performed within Maryland. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Optionee and the successors and assigns of the Company, but shall not be assigned by the Optionee at any time without the prior written permission of the Company, and any such attempted assignment shall be void.

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IN WITNESS WHEREOF the parties have executed this Nonstatutory Stock Option Agreement as of the Grant Date set forth below.

OPTIONEE:

Grant Date:

Vesting Date:

No. of Shares:

Option Price: $100.00 per share

Type of Service:

SBM FINANCIAL, INC.

By:	John W. Everets
Its:	CEO and Chairman

Exhibit 1

Equity Incentive Plan

Exhibit 2

Name of Optionee:

Date of Exercise:

NONSTATUTORY STOCK OPTION EXERCISE FORM

SBM Financial, Inc.

190 Water Street

Gardiner, ME 04345

Dear Sir/Madam:

The undersigned optionee (the “Optionee”), presently a director of SBM Financial, Inc. (the “Company”) was granted a nonstatutory stock option (the “Option”) to purchase [            ] shares of common stock of the Company at an exercise price of $100.00 per share on [            ] pursuant to the Company’s Equity Incentive Plan (the ”Plan”) and an Nonstatutory Stock Option Agreement dated [                    ] (the “Option Agreement”).

The Optionee hereby elects to exercise the Option as to                      shares of common stock of the Company (the “Shares”).

Enclosed herewith is full payment in the amount of $                     for the Shares in the manner set forth in the Option Agreement. The Optionee will make adequate provision for any federal and state income tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement.

The Optionee represents and warrants that the Optionee is acquiring the Shares for the Optionee’s own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Optionee also represents that the Optionee does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that, subject to the right of the Optionee to register the Shares in the joint names of the Optionee and the Optionee’s spouse, the entire legal and beneficial interest of the Shares is being purchased for, and will be held for the account of, the Optionee only and not for any other person.

The Optionee further represents and warrants that at no time was the Optionee presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

The Optionee acknowledges and understands that the purchase of the Shares is a highly speculative investment, and the Optionee represents and warrants that the Optionee is able, without impairing the Optionee’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

The Optionee further acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares, that, in the absence of registration, the Shares may be transferred only under limited circumstances, and that transfer of the Shares is subject to restrictions contained in the Certificate of Incorporation and Bylaws of the Company, as amended from time to time, and restrictions contained in the Option Agreement. The Optionee understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company. The Optionee does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to any of the Shares.

The Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited “brokers’ transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations (generally, 1% of the total amount outstanding).

The Optionee agrees further that said Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, to each of which the Optionee hereby expressly assents. Such terms, provisions and conditions shall bind and inure to the benefit of the Optionee’s heirs, legal representatives, successors and assigns.

The Optionee agrees to obtain the consent of the Optionee’s spouse to any such agreement which may be required by the Company.

The Optionee’s address of record is:

and the Optionee’s Social Security Number is:

Very truly yours,

{Spouse of the Optionee to sign below if the Shares are to be registered in joint names or if the Optionee resides in a community property state:}

The undersigned, being the spouse of the Optionee exercising the Option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Nonqualified Stock Option Exercise Form, the Plan, and the Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse of Optionee

Dated:

Receipt of the above is hereby acknowledged.

By:	John W. Everets
Its:	CEO and Chairman

Dated: